UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2009

INVO BIOSCIENCE, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-147330	20-4036208
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

100 Cummings Center, Suite 421E, Beverly, MA 01915
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (978) 878-9505

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a)           Dismissal of Independent Accountant.

INVO Bioscience, Inc.’s (the “Company”) dismissed  Webb & Company, P.A. (“Webb & Co.”), a Florida based accounting firm, as its independent registered public accounting firm on February 23, 2009.  Webb & Co. became the Company’s auditors on December 5, 2008, which date coincided with the closing of a reverse merger transaction between the Company and Emy’s Salsa Aji Distribution Company, Inc. The Company’s Board of Directors approved the dismissal of Webb & Co.

During the fiscal years ended December 31, 2007 and 2008 and through the date hereof, between the Company and its accountants, there have been: (i) no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K); and (iii) no adverse opinions or disclaimer of opinions in the Company’s financial statements, nor was any opinion qualified or modified as to uncertainty, audit scope or accounting principle.

From December 5, 2008, through the date hereof, Webb & Co. had not issued any reports or opinions and there have been no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company has provided Webb & Co. a copy of the disclosures in this Form 8-K prior to the filing with the Securities and Exchange Commission (“SEC”) and requested that Webb & Co. furnish it with a letter addressed to the SEC stating that Webb & Co. agrees with the Company's statements in this Item 4.01.  A copy of the letter dated March 5, 2009 furnished by Webb & Co. in response to that request is filed as Exhibit 16.1 to this Form 8-K.

(b)           Engagement of Independent Accountant.

The Board of Directors also ratified the Company’s selection of RBSM, LLP (“RBSM”), a certified accounting firm, as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2008.  The Company formally retained RBSM pursuant to an engagement letter dated March 2, 2009.

During the Company’s two most recent fiscal years ended December 31, 2007 and December 31, 2008, any subsequent interim period through March 2, 2009, the Company did not consult with RBSM regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by RBSM on the Company's financial statements.  Further, RBSM did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting or any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

ITEM 9.01  Financial Statements and Exhibits

(c)            Exhibits.

Exhibit No.	Description
16.1	Letter furnished by Webb & Company, P.A. to the Securities and Exchange Commission, dated March 19, 2009, indicating their agreement with the statements contained in this Form 8-K filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INVO Bioscience, Inc.

Date: March 19, 2009	By:	/s/ Robert J. Bowdring
Robert J. Bowdring
Chief Financial Officer